SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

GENOPTIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
GENOPTIX, INC.	Meeting Type:	Annual
	For holders as of:	04/09/09
Date: 06/02/09 Time: 9:00 a.m., Local Time
	Location:	Genoptix, Inc.
2110 Rutherford Road
Carlsbad, CA 92008

You are receiving this communication because you hold shares in the company named above.

GENOPTIX, INC. 1811 ASTON AVE CARLSBAD, CA 92008	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT             ANNUAL REPORT

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. To facilitate timely delivery, please make your request for a copy as instructed below on or before 05/19/09. There is NO charge to you for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
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— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials to obtain directions to the meeting and for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote “FOR” Proposals 1 and 2.

1.	Election of two class II directors to hold office until the 2012 Annual Meeting of Stockholders.
Nominees: 01) Laurence R. McCarthy, Ph.D. 02) Christine A. White, M.D.

2.	To ratify the selection by the Audit Committee of our Board of Directors of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2009.

3.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement that is available to you on the Internet.